Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The Unaudited Pro Forma Condensed Consolidated Financial Statements (pro forma financial statements) have been derived from the historical consolidated financial statements of CenterPoint Energy Resources Corp. (CERC). The following pro forma financial statements should be read in conjunction with:

•	the accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements;

•
the consolidated financial statements of CERC as of and for the year ended December 31, 2017, included in CERC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission (SEC) on February 22, 2018; and

•
the unaudited consolidated financial statements of CERC as of and for the six months ended June 30, 2018, included in CERC’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2018, filed with the SEC on August 3, 2018.

On September 4, 2018, CERC contributed its equity investment in Enable Midstream Partners, LP (Enable) consisting of approximately 54% of the common units representing limited partner interests in Enable (common units) and CERC’s 50% management interest and 40% economic interest in Enable’s general partner, Enable GP, LLC (GP interests), to CenterPoint Energy Midstream, Inc. (CenterPoint Midstream). CERC then distributed all of its equity interest in CenterPoint Midstream to Utility Holding, LLC, which then distributed all of its equity interest in CenterPoint Midstream to CenterPoint Energy, Inc. (CenterPoint Energy), hereafter collectively referred to as the Internal Spin. In connection with the Internal Spin, CenterPoint Energy made a $600 million capital contribution to CERC, which was used by CERC to repay outstanding indebtedness that historically supported CERC’s midstream assets.

The Internal Spin constituted a significant disposition and, as a result, CERC prepared the accompanying pro forma financial statements in accordance with Article 11 of Regulation S-X. Based on its magnitude, the Internal Spin represents a significant strategic shift that has a material effect on CERC’s operations and financial results. Accordingly, CERC’s equity earnings on its investment in Enable, for current and prior periods, is expected to be presented as discontinued operations for financial reporting purposes beginning with CERC’s Quarterly Report on Form 10-Q for the nine months ending September 30, 2018 (Midstream Discontinued Operations).

Additionally, CERC’s Internal Spin has been accounted for under guidance for Transactions between Entities Under Common Control subsections of ASC 805-50. Accordingly, CERC did not recognize a gain or loss upon the contribution or distribution involved in the Internal Spin discussed above.

The Unaudited Pro Forma Condensed Statements of Consolidated Income (pro forma statements of income) for the six months ended June 30, 2018, and the years ended December 31, 2017, 2016 and 2015, give effect to the Midstream Discontinued Operations as if the Internal Spin were completed on January 1, 2015. The pro forma adjustments related to the Internal Spin are only reflected in the pro forma statements of income for the six months ended June 30, 2018, and the year ended December 31, 2017. The Unaudited Pro Forma Condensed Consolidated Balance Sheet (pro forma balance sheet) as of June 30, 2018, gives effect to the Internal Spin as if it were completed on June 30, 2018.

The historical financial information has been adjusted in the pro forma financial statements to give effect to pro forma events that are (i) directly attributable to the Internal Spin, (ii) factually supportable and (iii) with respect to the statements of income, expected to have a continuing impact on CERC’s results following the Internal Spin.

The accompanying pro forma financial statements are based on the adjustments described in the accompanying Notes to Unaudited Pro Forma Condensed Financial Statements and do not purport to present CERC’s actual financial position or results of operations as if the Internal Spin described above had occurred as of the dates indicated, nor are they necessarily indicative of CERC’s financial position or results of operations that may be achieved in the future.

CENTERPOINT ENERGY RESOURCES CORP.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
June 30, 2018

	CERC Historical	Midstream Internal Spin (Note 2)	Pro Forma Adjustments (Note 4)	CERC Pro Forma
	(In Millions)
Current Assets:
Cash and cash equivalents	$1	$—	$—	$1
Accounts receivable, net	566	—	—	566
Accrued unbilled revenues	85	—	—	85
Accounts receivable - affiliated companies	15	—	—	15
Materials and supplies	67	—	—	67
Natural gas inventory	152	—	—	152
Non-trading derivative assets	74	—	—	74
Prepaid expenses and other current assets	80	—	—	80
Total current assets	1,040	—	—	1,040
Property, Plant and Equipment, net	4,968	—	—	4,968
Other Assets:
Goodwill	867	—	—	867
Regulatory assets	173	—	—	173
Non-trading derivative assets	46	—	—	46
Investment in unconsolidated affiliate	2,451	(2,451)	—	—
Other	97	—	—	97
Total other assets	3,634	(2,451)	—	1,183
Total Assets	$9,642	$(2,451)	$—	$7,191

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

CENTERPOINT ENERGY RESOURCES CORP.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET — (continued)
June 30, 2018

	CERC Historical	Midstream Internal Spin (Note 2)	Pro Forma Adjustments (Note 4)		CERC Pro Forma
	(In Millions)
Current Liabilities:
Short-term borrowings	$—	$—	$—		$—
Accounts payable	434	—	—		434
Accounts payable - affiliated companies	36	—	—		36
Taxes accrued	48	—	—		48
Interest accrued	38	—	—		38
Customer deposits	75	—	—		75
Non-trading derivative liabilities	26	—	—		26
Other	152	—	—		152
Total current liabilities	809	—	—		809
Other Liabilities:
Deferred income taxes, net	1,330	(994)	10	(b)	346
Non-trading derivative liabilities	12	—	—		12
Benefit obligations	98	—	—		98
Regulatory liabilities	1,256	—	—		1,256
Other	352	—	—		352
Total other liabilities	3,048	(994)	10		2,064
Long-term Debt	2,722	—	(600)	(a)	2,122
Stockholder’s Equity:
Common stock	—	—	—		—
Paid-in capital	2,528	—	600	(a)	3,128
Retained earnings (accumulated deficit)	529	(1,457)	(10)	(b)	(938)
Accumulated other comprehensive income	6	—	—		6
Total stockholder’s equity	3,063	(1,457)	590	(a)	2,196
Total Liabilities and Stockholders’ Equity	$9,642	$(2,451)	$—		$7,191

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

CENTERPOINT ENERGY RESOURCES CORP.
UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME
For the Six Months Ended June 30, 2018

	CERC Historical	Midstream Discontinued Operations (Note 3)	Pro Forma Adjustments (Note 4)		CERC Pro Forma
	(In Millions)
Revenues:
Utility revenues	$1,630	$—	$—		$1,630
Non-utility revenues	2,098	—	—		2,098
Total	3,728	—	—		3,728
Expenses:
Utility natural gas	825	—	—		825
Non-utility natural gas	2,063	—	—		2,063
Operation and maintenance	455	—	—		455
Depreciation and amortization	145	—	—		145
Taxes other than income taxes	87	—	—		87
Total	3,575	—	—		3,575
Operating Income	153	—	—		153
Other Income (Expense):
Interest and other finance charges	(62)	—	14	(c)	(48)
Equity in earnings of unconsolidated affiliate, net	127	(127)	—		—
Other, net	(5)	—	—		(5)
Total	60	(127)	14		(53)
Income Before Income Taxes	213	(127)	14		100
Income tax expense	47	(31)	3	(d)	19
Net Income	$166	$(96)	$11		$81

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

CENTERPOINT ENERGY RESOURCES CORP.
UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME
For the Year Ended December 31, 2017

	CERC Historical	Midstream Discontinued Operations (Note 3)	Pro Forma Adjustments (Note 4)		CERC Pro Forma
	(In Millions)
Revenues:
Utility revenues	$2,606	$—	$—		$2,606
Non-utility revenues	3,997	—	—		3,997
Total	6,603	—	—		6,603
Expenses:
Utility natural gas	1,109	—	—		1,109
Non-utility natural gas	3,785	—	—		3,785
Operation and maintenance	839	—	—		839
Depreciation and amortization	279	—	—		279
Taxes other than income taxes	147	—	—		147
Total	6,159	—	—		6,159
Operating Income	444	—	—		444
Other Income (Expense):
Interest and other finance charges	(123)	—	35	(c)	(88)
Equity in earnings of unconsolidated affiliate, net	265	(265)	—		—
Other, net	(2)	—	—		(2)
Total	140	(265)	35		(90)
Income Before Income Taxes	584	(265)	35		354
Income tax expense (benefit)	(161)	410	13	(d)	262
Net Income	$745	$(675)	$22		$92

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

CENTERPOINT ENERGY RESOURCES CORP.
UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME
For the Year Ended December 31, 2016

	CERC Historical	Midstream Discontinued Operations (Note 3)	Pro Forma Adjustments (Note 4)	CERC Pro Forma
	(In Millions)
Revenues:
Utility revenues	$2,380	$—	$—	$2,380
Non-utility revenues	2,074	—	—	2,074
Total	4,454	—	—	4,454
Expenses:
Utility natural gas	983	—	—	983
Non-utility natural gas	1,983	—	—	1,983
Operation and maintenance	777	—	—	777
Depreciation and amortization	249	—	—	249
Taxes other than income taxes	144	—	—	144
Total	4,136	—	—	4,136
Operating Income	318	—	—	318
Other Income (Expense):
Interest and other finance charges	(122)	—	—	(122)
Equity in earnings of unconsolidated affiliate, net	208	(208)	—	—
Other, net	3	—	—	3
Total	89	(208)	—	(119)
Income Before Income Taxes	407	(208)	—	199
Income tax expense (benefit)	162	(87)	—	75
Net Income	$245	$(121)	$—	$124

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

CENTERPOINT ENERGY RESOURCES CORP.
UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME
For the Year Ended December 31, 2015

	CERC Historical	Midstream Discontinued Operations (Note 3)	Pro Forma Adjustments (Note 4)	CERC Pro Forma
	(In Millions)
Revenues:
Utility revenues	$2,603	$—	$—	$2,603
Non-utility revenues	1,924	—	—	1,924
Total	4,527	—	—	4,527
Expenses:
Utility natural gas	1,264	—	—	1,264
Non-utility natural gas	1,838	—	—	1,838
Operation and maintenance	741	—	—	741
Depreciation and amortization	227	—	—	227
Taxes other than income taxes	144	—	—	144
Total	4,214	—	—	4,214
Operating Income	313	—	—	313
Other Income (Expense):
Interest and other finance charges	(137)	—	—	(137)
Equity in losses of unconsolidated affiliate, net	(1,633)	1,633	—	—
Other, net	6	—	—	6
Total	(1,764)	1,633	—	(131)
Income (Loss) Before Income Taxes	(1,451)	1,633	—	182
Income tax expense (benefit)	(539)	610	—	71
Net Income (Loss)	$(912)	$1,023	$—	$111

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

CENTERPOINT ENERGY RESOURCES CORP.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1)	Basis of presentation

The pro forma statements of income for the six months ended June 30, 2018, and the years ended December 31, 2017, 2016 and 2015, give effect to the Midstream Discontinued Operations as if the Internal Spin were completed on January 1, 2015. The pro forma adjustments related to the Internal Spin are only reflected in the pro forma statements of income for the six months ended June 30, 2018, and the year ended December 31, 2017. The pro forma balance sheet as of June 30, 2018, gives effect to the Internal Spin as if it were completed on June 30, 2018.

The pro forma financial statements have been derived from the historical consolidated financial statements of CERC. The historical consolidated financial statements have been adjusted in the pro forma financial statements to give effect to pro forma events that are (i) directly attributable to the Internal Spin, (ii) factually supportable and (iii) with respect to the pro forma statements of income, expected to have a continuing impact on CERC’s results following the Internal Spin.

CERC’s Internal Spin has been accounted for under guidance for Transactions between Entities Under Common Control subsections of ASC 805-50. Accordingly, CERC did not recognize a gain or loss upon the contribution or distribution involved in the Internal Spin.

The pro forma financial statements do not necessarily reflect what CERC’s financial condition or results of operations would have been had the Internal Spin occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of CERC. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

(2)	Midstream Internal Spin

On September 4, 2018, CERC contributed its equity investment in Enable consisting of Enable common units and GP interests to CenterPoint Midstream. CERC then distributed all of its equity interest in CenterPoint Midstream to Utility Holding, LLC, which then distributed all of its equity interest in CenterPoint Midstream to CenterPoint Energy, completing the Internal Spin. The result of the Internal Spin is reflected in the Midstream Internal Spin column on the pro forma balance sheet.

(3)	Midstream Discontinued Operations

The pro forma statements of income related to the Internal Spin have been prepared in accordance with the discontinued operations guidance in ASC 205, Financial Statement Presentation and therefore do not reflect what CERC’s or CenterPoint Midstream’s results of operations would have been on a stand-alone basis and are not necessarily indicative of CERC’s or CenterPoint Midstream’s future results of operations. The amounts included in the Midstream Discontinued Operations column do not include any allocation of general corporate overhead expenses of CERC to CenterPoint Midstream. The information in the Midstream Discontinued Operations column in the pro forma statements of income was prepared based on CERC’s interim unaudited and annual audited financial statements and only includes earnings and costs that are directly attributable to CenterPoint Midstream. CERC believes that the adjustments included within the Midstream Discontinued Operations column of the pro forma statements of income are consistent with the accounting guidance for discontinued operations.

(4)	Pro Forma Adjustments

The following adjustments have been reflected in the pro forma statements of income for the six months ended June 30, 2018, and for the year ended December 31, 2017, and on the pro forma balance sheet as of June 30, 2018:

(a)
Contribution from CenterPoint Energy. In connection with the Internal Spin, CenterPoint Energy contributed cash of $600 million to CERC. CERC used the contributed capital to repay outstanding indebtedness that historically supported CERC’s midstream assets.

(b)
Deferred tax asset valuation allowance. Reflects the adjustment to the valuation allowance on state net operating losses as a result of the Internal Spin. The adjustment has not been reflected on the pro forma income statements as it does not have a factually supportable continuing impact on CERC’s results following the Internal Spin. In each subsequent reporting period, CERC will continue to evaluate the recoverability of its state net operating loss deferred tax assets and will record additional valuation allowances as deemed necessary.

(c)
Interest Expense. Reflects the reduction in interest expense as a result of the utilization of the capital contribution from CenterPoint Energy to repay outstanding indebtedness that historically supported CERC’s midstream assets. The reduction in interest expense was calculated by applying the weighted average interest rate for the periods presented to the $600 million reduction of outstanding indebtedness that historically supported CERC’s midstream assets. Interest expense reduction for the repayment of $600 million for the years ending December 2016 and 2015 at the weighted average interest rates for the period approximates $36 million and $39 million, respectively. No such adjustment was recorded to the pro forma income statement for the years ending December 2016 and 2015.

(d)
Income Taxes. Represents the tax impact associated with pro forma adjustments at the applicable combined federal and state income tax statutory rates in effect for the periods presented. Additional income tax expense associated with the interest expense reduction in Note 4(c) for the years ending December 2016 and 2015 approximates $14 million and $15 million, respectively.  No such adjustment was recorded to the pro forma income statement for the years ending December 2016 and 2015.